John Hancock Funds II
Supplement dated September 29, 2008
to the Class 1 and Class NAV Shares Prospectuses
dated December 31, 2007
Floating Rate Income Fund
The advisory fee for the Fund is changed from 0.70% of the Fund’s average annual net assets to the follow rates effective October 1, 2008:

			Excess Over
	First $1.1 billion of	Next $0.9 billion of	$2 billion of
Portfolio	Aggregate Net Assets*	Aggregate Net Assets*	Aggregate Net Assets*

Floating Rate Income Fund	0.70%	0.675%	0.650%
* Aggregated Net Assets include the assets of the JHT Floating Rate Trust and the JHF II Floating Rate Fund.